Investment Securities - Other Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Other securities:
FHLB stock	$ 5,197	$ 6,170
MIB stock	151	151
Equity securities with readily determinable fair values	60	32
Total other investment securities	$ 5,408	$ 6,353